                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 7, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-13403                84-1032638
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 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri      64116
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           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                           ---------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the corresponding Form 8-K filed on December 13, 2007 and is being filed to clarify in Item 5.02 that the bonus payments  indicated do not aggregate and that each is the total amount that could be paid at the respective performance level. Item 3.02 is repeated without change.

Item 3.02  Unregistered Sales of Equity Securities.

     On December  7, 2007  employees  of American  Italian  Pasta  Company  (the
"Company") were granted an aggregate of 99,083 shares of restricted  stock under the Company's  2000 Equity  Incentive  Plan,  as amended (the "2000  Plan").  In
November  2007,  Mr. Jack Kelly was granted  49,000 shares of  restricted  stock under the 2000 Plan, upon his appointment as chief operating officer. In October
2006, Mr. Robert  Schuller was granted  10,953 shares of restricted  stock under the Company's  2000 Plan, in connection  with his  appointment as executive vice president and general counsel. In addition, in January of 2007, employees of the
Company were granted an aggregate of 66,041 shares of restricted stock under the
2000 Plan.  In February  2007,  the Company  issued  18,780 shares of restricted stock to its outside  directors under the 2000 Plan as partial payment for their annual  retainer.  No  consideration  was paid for the  restricted  stock by the employees or  directors.  Because the Company is not current in its filings with the Securities and Exchange Commission, its Form S-8 Registration Statement with respect to the 2000 Plan may not be considered currently effective. Accordingly, the grants of restricted  stock  discussed above may not have been pursuant to a currently effective Form S-8 Registration Statement. If it were to be determined that the grants of restricted stock  constituted a sale under the Securities Act of 1933, registration or an applicable exemption would be required. In the event the  grants  of  such  restricted  stock  were to be  deemed  a sale  under  the
Securities  Act of 1933,  the  restricted  stock was  issued by the  Company  in reliance upon the exemption  from  registration  provided by Section 4(2) of the
Securities Act of 1933.

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2007, the  Compensation  Committee of the Company approved a cash incentive  plan for all salaried  employees of the Company for fiscal 2008.  The cash incentive plan provides for certain incentive amounts to be paid based on a percentage  of the  employee's  base  salary  upon the  achievement  of  certain threshold,  target  and  maximum  EBITDA,  net  debt  reduction  and  cash  flow benchmarks.  For  executive  officers  of the Company in fiscal  2008,  the cash incentive  plan provides for payments to Walt George,  Robert  Schuller and Paul
Geist  in the  amounts  of  $104,206,  $84,777  and  $53,949,  respectively,  at
threshold,   $142,748,  $116,133  and  $73,903,  respectively,  at  target,  and
$185,573, $150,973 and $96,074,  respectively, at maximum. Each of these amounts may increase or decrease by an immaterial  amount  depending on the  executive's annual  performance  when compared to the  performance  of other  incentive plan participants.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007                AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Vice President and Controller